Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The statements contained in this section may be deemed to be forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements are typically identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate” and similar expressions. These forward-looking statements are based largely on management’s expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Neither Avid nor Pinnacle undertake any obligation to update publicly or revise any forward-looking statements.

On August 9, 2005, Avid completed the acquisition of Pinnacle Systems, Inc. The unaudited pro forma condensed combined financial information gives effect to this acquisition.   For purposes of the statements of operations, the pro forma financial information is presented assuming the acquisition occurred as of January 1, 2004. Avid’s fiscal year end is December 31 and Pinnacle’s is June 30.   Therefore, the pro forma statements of operations herein combine Avid’s statement of operations for the year ended December 31, 2004 with Pinnacle’s statement of operations for the twelve-month period ended December 31, 2004, and Avid’s statement of operations for the six-month period ended June 30, 2005 with Pinnacle’s statement of operations for the six-month period ended March 31, 2005.  The unaudited pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2004 also gives effect to the acquisition by Avid of M-Audio completed in August 2004 as though Avid had acquired M-Audio on January 1, 2004.  For purposes of the balance sheet, the pro forma financial information is presented assuming the acquisition of Pinnacle occurred as of June 30, 2005.  The pro forma balance sheet included herein combines Avid’s balance sheet as of June 30, 2005 with Pinnacle’s balance sheet as of March 31, 2005.

As consideration for the acquisition, Avid paid $72.1 million in cash and issued 6.2 million shares of common stock valued at approximately $362.9 million in exchange for all of the outstanding shares of Pinnacle.  Under the terms of the agreement, Pinnacle common shareholders received 0.0869 of a share of Avid common stock plus $1.00 in cash for each share of Pinnacle common stock outstanding at the closing of the transaction.  The market price used to value the Avid shares issued as partial consideration for Pinnacle was based upon a price of $58.09 per share of Avid common stock, which represents the 5 day average closing price of the stock during the period beginning two days before and ending two days after the merger announcement date of March 21, 2005.

Under the purchase method of accounting, the purchase price is allocated to the net tangible and intangible assets of an acquired entity based on their fair values as of the consummation of the acquisition. The determination of these fair values includes Avid management’s consideration of a valuation of Pinnacle’s intangible assets prepared by an independent valuation specialist. The allocation included in this pro forma financial information was based on the balance sheet of Pinnacle as of March 31, 2005.  The actual purchase accounting allocation will be revised to reflect the net tangible and intangible assets of the acquired entity that exist as of the date of the acquisition. A summary of the purchase price allocation is as follows (in thousands):

Purchase consideration:
Value of Avid shares issued	$362,862
Cash consideration	72,054
Transaction costs	6,046
Total purchase consideration	$440,962

Allocation of the purchase consideration as of March 31, 2005:
Fair value of net tangible assets acquired	$116,507
Identifiable intangible assets	90,800
In-process research and development	32,300
Goodwill	201,355
$440,962

In accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill resulting from the transaction is not amortized, but will be subject to an impairment test at least annually (more frequently if certain indicators are present).  In the event that the goodwill becomes impaired, Avid will incur an impairment charge for the amount of impairment during the period in which the determination is made.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of Pinnacle incorporated by reference into this document, and of Avid included in Avid’s Annual Report on Form 10-K for the year ended December 31, 2004 and Avid’s Quarterly Report on Form 10-Q for the period ended June 30, 2005. The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Avid that would have been reported had the acquisition of Pinnacle been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of Avid.  No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination of the two companies or costs that may be incurred in integrating their operations.

Unaudited Pro Forma Condensed Combined Statement of Operations

for the Six Months Ended June 30, 2005

(in thousands, except per share data)

	Avid Historical (for the six month period ended June 30, 2005	Pinnacle Historical (for the six month period ended March 31, 2005	Pro Forma Adjustments		Avid Pro Forma

Net revenues	$326,052	$151,366	$(774	)(2)	$476,644
Cost of revenues	142,801	82,096	(583	)(2)	233,714
			1,721	(3)
			7,679	(4)
Gross profit	183,251	69,270	(9,591)		242,930

Operating expenses:
Research and development	49,588	15,962	1,038	(3)	66,588
Marketing and selling	79,810	38,983	1,542	(3)	120,335
General and administrative	17,258	13,288	(4,301	)(3)	26,245
Restructuring and other costs, net	—	3,162	—		3,162
Amortization of intangible assets	3,185	1,695	(1,695	)(5)	6,917
			3,732	(4)
Transaction costs	—	2,752	—		2,752
Impairment of goodwill	—	9,447	(9,447	)(5)	—
Total operating expenses	149,841	85,289	(9,131)		225,999

Operating income (loss)	33,410	(16,019)	(460)		16,931

Interest and other income (expense), net	2,016	786	(725	)(6)	2,077
Income (loss) from continuing operations before income taxes	35,426	(15,233)	(1,185)		19,008

Provision for (benefit from) income taxes	2,114	1,951	—		4,065

Income (loss) from continuing operations	$33,312	$(17,184)	$(1,185)		$14,943

Income (loss) from continuing operations per common share - basic	$0.95				$0.36

Income (loss) from continuing operations per common share - diluted	$0.90				$0.34

Wtd avg common shares outstanding - basic	35,083		6,250	(14)	41,333

Wtd avg common shares outstanding - diluted	37,154		6,250	(14)	43,404

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Statement of Operations

for the Twelve Months Ended December 31, 2004

(in thousands, except per share data)

	Avid Historical	M-Audio historical through August 2004 (1)	Pinnacle Historical	Pro Forma Adjustments		Avid Pro Forma

Net revenues	$589,605	$41,814	$304,323	$(2,659	)(2)	$933,083
Cost of revenues	255,496	23,541	160,564	(2,033	)(2)	457,124
				3,040	(3)
				15,359	(4)
				709	(7)
				729	(8)
				(281	)(9)
Gross profit	334,109	18,273	143,759	(20,182)		475,959

Operating expenses:
Research and development	94,940	3,369	35,625	1,833	(3)	135,871
				104	(11)
Marketing and selling	135,811	7,804	84,201	2,723	(3)	230,053
				(921	)(8)
				435	(11)
General and administrative	29,780	10,777	24,400	(7,595	)(3)	57,334
				(337	)(9)
				1,121	(11)

				(812	)(12)
Restructuring and other costs, net	—	—	6,093	—		6,093
Amortization of intangible assets	3,641	—	3,539	7,463	(4)	13,450
				(3,539	)(5)
				2,346	(7)
Impairment of goodwill	—	—	7,671	(7,671	)(5)	—
Impairment of intangible assets	1,187	—	—	—		1,187
Total operating expenses	265,359	21,950	161,529	(4,850)		443,988

Operating income (loss)	68,750	(3,677)	(17,770)	(15,332)		31,971

Other income, net	1,339	224	1,964	(191	)(8)	2,196
				(1,140	)(6)
Loss on derivative	—	(31,290)	—	31,290	(13)	—

Income (loss) from continuing operations before income taxes	70,089	(34,743)	(15,806)	14,627		34,167
Provision for (benefit from) income taxes	(1,612)	795	4,810	(669	)(10)	3,324

Income (loss) from continuing operations	$71,701	$(35,538)	$(20,616)	$15,296		$30,843

Income (loss) from continuing operations per common share - basic	$2.21					$0.80

Income (loss) from continuing operations per common share - diluted	$2.05					$0.75

Weighted avg common shares outstanding - basic	32,485			6,250	(14)	38,735

Weighted avg common shares outstanding - diluted	35,003			6,250	(14)	41,253

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2005

(in thousands)

	Avid Historical (as of June 30, 2005)	Pinnacle Historical (as of March 31, 2005)	Pro Forma Adjustments		Avid Pro Forma
ASSETS:
Current assets:
Cash and cash equivalents	$123,639	$99,089	$(72,054	)(1)	$138,879
			(11,795	)(2)
Marketable securities	68,914	34,340	—		103,254
Accounts receivable, net of allowances	99,132	30,876	(52	)(3)	129,956
Inventories	63,492	27,876	(191	)(3)	88,777
			(2,400	)(11)
Deferred tax assets, net	610	—	—		610
Prepaid expenses	10,444	—	—		10,444
Other current assets	11,598	5,673	(300	)(11)	16,971
Total current assets	377,829	197,854	(86,792)		488,891

Property and equipment, net	29,976	12,945	(500	)(11)	42,421
Intangible assets, net	43,139	6,324	(6,324	)(4)	133,939
			90,800	(5)
Goodwill	167,211	43,440	(43,440	)(4)	368,566
			201,355	(5)
Long term deferred tax asset	4,348	—			4,348
Other assets	4,286	7,433	(1,700	)(11)	10,019
Total assets	$626,789	$267,996	$153,399		$1,048,184

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$28,960	$13,877	$(52	)(3)	$42,785
Accrued compensation and benefits	20,035	—	4,000	(6)	24,035
Accrued expenses and other current liabilities	41,338	37,250	11,300	(6)	89,888
Income taxes payable	10,408	—	300	(12)	10,708
Deferred revenues	59,244	13,736	(500	)(7)	72,480
Total current liabilities	159,985	64,863	15,048		239,896

Long term liabilities, less current portion	1,465	822	10,100	(12)	12,387
Total liabilities	161,450	65,685	25,148		252,283

Stockholders’ equity:
Common stock	353	380,835	(380,835	)(8)	415
			62	(9)
Additional paid-in capital	555,766	—	362,800	(9)	918,566
Accumulated Deficit	(89,463)	(186,892)	(191	)(3)	(121,763)
			187,083	(8)
			(32,300	)(10)
Deferred Compensation	(2,858)	—	—		(2,858)
Accumulated other comprehensive income	1,541	8,368	(8,368	)(8)	1,541
Total stockholders’ equity	465,339	202,311	128,251		795,901

Total liabilities and stockholders’ equity	$626,789	$267,996	$153,399		$1,048,184

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

On August 9, 2005, Avid completed the acquisition of Pinnacle Systems, Inc. The unaudited pro forma condensed combined financial information gives effect to this acquisition.   For purposes of the statements of operations, the pro forma financial information is presented assuming the acquisition occurred as of January 1, 2004. Avid’s fiscal year end is December 31 and Pinnacle’s is June 30.   Therefore, the pro forma statements of operations herein combine Avid’s statement of operations for the year ended December 31, 2004 with Pinnacle’s statement of operations for the twelve-month period ended December 31, 2004, and Avid’s statement of operations for the six-month period ended June 30, 2005 with Pinnacle’s statement of operations for the six-month period ended March 31, 2005.  The unaudited pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2004 also gives effect to the acquisition by Avid of M-Audio completed in August 2004 as though Avid had acquired M-Audio on January 1, 2004.  For purposes of the balance sheet, the pro forma financial information is presented assuming the acquisition occurred as of June 30, 2005.  The pro forma balance sheet included herein combines Avid’s balance sheet as of June 30, 2005 with Pinnacle’s balance sheet as of March 31, 2005.

Footnotes to Pro Forma Condensed Combined Statement of Operations

(1)    To include the results of operations of M-Audio from January 1, 2004 through August 20, 2004, the date M-Audio was acquired by Avid. Avid has included the results of operations of M-Audio in Avid’s historical consolidated financial statements from August 20, 2004.

(2)    To eliminate the effects of transactions between Avid and Pinnacle.

(3)    To allocate pinnacle information technology costs to conform to Avid’s financial statement presentation.

(4)    To record the amortization expense for the estimated identifiable intangible assets from the acquisition of Pinnacle by Avid. The estimated identifiable intangible assets and their related estimated useful lives are as follows:

Intangible Asset	Estimated Fair Value	Estimated Useful Life
	(in thousands)

Customer Relationships	$34,400	6-7 years
Tradename	15,200	7 years
Developed Technology	41,200	2-3 years
Total intangible assets	$90,800

(5)    To reverse amortization of intangible assets and impairment of goodwill resulting from acquisitions previously consummated by Pinnacle.

(6)    To record the reduction in interest income resulting from the reduced cash balance after payments to effect the acquisition of Pinnacle.

(7)    To record the amortization expense for the estimated identifiable intangible assets from the acquisition of M-Audio by Avid. The estimated identifiable intangible assets and their related estimated useful lives are as follows:

Intangible Asset	Estimated Fair Value	Estimated Useful Life
	(in thousands)

Customer Relationships	$28,000	12 years
Tradename	4,700	6 years
Non-competition agreements	1,200	2 years
Technology-based assets	4,500	4 years
Total intangible assets	$38,400

(8)    Certain M-Audio amounts have been reclassified to conform to Avid’s financial statement presentation.

(9)    To reverse amortization of intangible assets resulting from acquisitions previously consummated by M-Audio.

(10)    To adjust the total tax provision to reflect the estimated effective tax rate of the combined company.

(11)    To record the additional amortization of deferred stock compensation expense for unvested stock options exchanged in the acquisition of M-Audio by Avid, assuming the acquisition of M-Audio by Avid occurred on January 1, 2004. The deferred compensation is being amortized over the remaining vesting period of the assumed options. The amortization expense has been recorded in the expense category associated with the departmental classification of the grantee.

(12)    To reverse stock compensation expense relating to stock options issued by M-Audio.

(13)    To reverse the loss associated with a put-arrangement on the preferred shares of M-Audio, since the equity structure of M-Audio has been replaced by the acquisition of M-Audio by Avid.

(14)    The pro forma weighted average common shares outstanding are calculated as follows:

	Twelve Months Ended December 31, 2004	Six Months Ended June 30, 2005
	(in thousands)	(in thousands)

Weighted average common shares outstanding—basic
Historical Avid weighted common shares outstanding—basic	32,485	35,083
Shares issued for Pinnacle acquisition	6,250	6,250
Pro forma weighted common shares outstanding—basic	38,735	41,333

Weighted average common shares outstanding—diluted
Historical Avid weighted common shares outstanding—diluted	35,003	37,154
Shares issued for Pinnacle acquisition	6,250	6,250
Pro forma weighted common shares outstanding—diluted	41,253	43,404

Note that Pinnacle’s historical weighted average common shares outstanding as of March 31, 2005 and December 31, 2004 of 69,730,000 and 68,840,000, respectively, were cancelled upon consummation of the merger.

Footnotes to Pro Forma Condensed Combined Balance Sheet

(1)    To record Avid’s cash consideration for the acquisition of Pinnacle.

(2)    To reduce cash for Avid and Pinnacle’s estimated transaction costs.

(3)    To eliminate the effects of transactions between Avid and Pinnacle.

(4)    To reverse goodwill and other intangible assets from acquisitions previously consummated by Pinnacle.

(5)    To record the estimated identifiable intangible assets and goodwill from the acquisition of Pinnacle.

(6)    To record the estimated liability associated with severance agreements and lease or other contract terminations, and to adjust the accruals to fair market value.

(7)    To adjust deferred revenue to the fair value associated with Pinnacle’s performance obligations assumed by Avid.

(8)    To reverse Pinnacle historical equity balances.

(9)    To record Avid’s equity consideration for the acquisition of Pinnacle.

(10)    To reflect the estimated fair value of in-process research and development. Because this expense is directly attributable to the acquisition of Pinnacle and will not have a continuing impact, it is not reflected in the pro forma condensed combined statement of operations. However, this item will be recorded as an expense in the third fiscal quarter.

(11)    To adjust inventory, property and equipment and other assets to fair market value.

(12)    To adjust income taxes payable to fair market value, record deferred tax assets and liabilities for the tax effect of book and tax basis differences attributable to the fair value adjustments and record a deferred tax liability of $7.2 million associated with non-deductible identifiable intangible assets.